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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________

                                   FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                NOVEMBER 12, 1999
                   Date of report (Date of earliest event reported)

                               __________________


                                YOUBET.COM, INC.
                (Exact name of registrant as specified in its charter)


          DELAWARE                    33-13789LA                95-4627253
(State or other jurisdiction   (Commission file number)     (I.R.S. Employer
 of incorporation)                                       Identification Number)


         1950 SAWTELLE BOULEVARD, SUITE 180, LOS ANGELES, CALIFORNIA  90025
                 (Address of principal executive offices)  (zip code)


                                  (310) 444-3300
                 (Registrant's telephone number, including area code)

             (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

    On November 10, 1999, Youbet.com (the "Company") announced its voluntary suspension of the reception and transmission of wagering information from California residents and is accelerating its implementation of a new data center outside the state of California in cooperation with the Los Angeles County District Attorney's investigation. At November 10, 1999, approximately 17% of the Company's subscribers were from California. For the quarter ended September 30, 1999, the Company had 11,452 subscribers, an increase of 5,724 or approximately 100% for the quarter. A copy of a press release issued by the Company on November 10, 1999 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS

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EXHIBIT NUMBER             DESCRIPTION OF EXHIBIT
    99.1                   Press release dated November 10, 1999

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         YOUBET.COM, INC.

Date:  November 12, 1999                 By:    /s/  Phillip C. Hermann
                                             ---------------------------------
                                             Phillip C. Hermann
                                             Chief Financial Officer and
                                              Executive Vice President



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